               Certification Filed as Exhibit 11(b) to Form N-CSR

                                  CERTIFICATION


I, Mark R. Fetting, Chief Executive Officer of Legg Mason Value Trust, Inc. ("Trust"), certify, that to my knowledge:

1. The Trust's periodic report on Form N-CSR for the period ended September 30, 2004 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or 78o(d)); and

2. The information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.




         //s// Mark R. Fetting                               11/22/04
-----------------------------------------         ------------------------------
Mark R. Fetting                                               Date
President

               Certification Filed as Exhibit 11(b) to Form N-CSR

                                  CERTIFICATION


I, Marie K. Karpinski, Chief Financial Officer of Legg Mason Value Trust, Inc. ("Trust"), certify, that to my knowledge:

1. The Trust's periodic report on Form N-CSR for the period ended September 30, 2004 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or 78o(d)); and

2. The information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.




       //s// Marie K. Karpinski                                11/22/04
----------------------------------------         -------------------------------
Marie K. Karpinski                                            Date
Vice President and Treasurer